Exhibit 99.2

Contacts:

At Notify Technology:

Jerry Rice, Chief Financial Officer

Phone: 408-777-7927

jerry.rice@notifycorp.com

•	For Immediate Release

C O R R E C T I O N – Notify Technology Corporation

Tuesday, August 12, 2003

In the news release, “Notify Technology Reports Results for the Third Fiscal Quarter Ended June 30, 2003,” issued on August 8 over PR Newswire, we are advised by the client that in the Balance Sheets, line item Total Current Liabilities for the period ended June 30, 2003 were listed at $1,647,672, inadvertently. The correct Total Current Liabilities should be $1,661,193 for the period ended June 30, 2003.